UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2017

Annual Report

to Shareholders

Deutsche Global Infrastructure Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
28	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm
42	Information About Your Fund’s Expenses
44	Tax Information
45	Advisory Agreement Board Considerations and Fee Evaluation
50	Board Members and Officers
55	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Global Infrastructure Fund

Letter to Shareholders

Dear Shareholder:

“Synchronous growth” is the catchphrase for the current market environment — positive momentum in the U.S. as well as for most of the major economies of the globe.

Overseas, both developed and emerging markets continue to improve, marked by low inflation rates, growing corporate earnings and attractive valuations. Here in the U.S., activity remains solid with only limited signs of overheating. Given the notable gains of the past year, a short-term pullback would not be a surprise. Nevertheless, strong fundamentals remain supportive of this expansion.

Solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Business investment is also showing signs of picking up, supported by improved confidence, favorable financial conditions and the recent tax reform bill.

The full effect of the new tax policy remains to be seen. While markets can respond almost instantly, and seem to have done so, the economy itself takes time to respond. Our economists believe that the net benefit may be fairly modest with the main beneficiaries being consumption and business investment.

All told, we believe this environment favors a long-term approach, with a focus on thoughtful asset, geographic and sector allocation, rather than market timing calls.

As always, we invite you to visit our website — deutschefunds.com — where you will find the most current insights from our CIO, economists and investment specialists.

Thank you for allowing us to help you address your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Global Infrastructure Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 10 for more complete performance information.

Investment Strategy

The Fund seeks total return from both capital appreciation and current income. The Fund invests in a global portfolio of securities of infrastructure-related companies.

For its most recent fiscal year ended December 31, 2017, Class A shares of the Deutsche Global Infrastructure Fund returned 13.23%. In comparison, the MSCI World Index returned 22.40%, and the Dow Jones Brookfield Global Infrastructure Index returned 15.79% over the same period.

Global infrastructure performance in 2017 was divergent, with non-U.S. segments leading the way as they benefited from declining macroeconomic risk. European transport stocks were standout performers. U.S. communication stocks also performed well, as wireless carriers continued to build out their network infrastructure due to increasing mobile data traffic growth. Tower stocks produced stable leasing revenues and continued to generate sustained growth as well. Conversely, North American energy pipelines underperformed the broader infrastructure market during the year. A combination of relatively capped crude oil prices, distribution cuts and continued new project announcements (pointing to additional financing needs) resulted in weaker performance for pipeline companies. Japan was the weakest infrastructure segment, due primarily to stock-specific events.

More broadly, the bull market for global equities continued throughout 2017. Following Donald Trump’s election as U.S. president, investors anticipated less regulation and an environment interpreted as

4	Deutsche Global Infrastructure Fund

“pro-growth.” This sparked a rally in global stocks for much of 2017. In addition, market volatility — in light of strengthening corporate earnings, sustained economic growth, a more grounded political environment in Europe and stable interest rates — was relatively subdued in 2017. With the exception of the United States and the U.K., global monetary policy was also generally accommodative throughout 2017. Toward the end of the year, the eventual passage of the largest U.S. tax overhaul since 1986 added fuel to the global market rally.

Positive Contributors to Fund Performance

During the period, the Fund benefited from strong stock selection in the Australian transport and North American pipeline segments. Allocations to European and North American communications firms also contributed to returns. In terms of individual holdings, an underweight position in Targa Resources Corp. added to relative performance, as did an overweight position in Ferrovial SA and an underweight in ONEOK, Inc.

“From a positioning standpoint, the Fund’s exposures are primarily driven by stock-specific catalysts, though there are some infrastructure segments where we have a stronger directional view.”

Negative Contributors to Fund Performance

Fund performance was characterized by weak stock selection and negative sector allocation and currency effects. Stock selection was weakest in the European transport and Asia ex-Japan segments. Stock selection was also negative within the U.S. regulated utilities segment. Regarding regional allocation, the Fund’s positioning within the U.K. and Japan represented a significant detractor. Overweight positions in Enbridge Energy Partners LP and Enbridge Energy Management, L.L.C.* weighed on returns, as did underweights in SBA Communications Corp. and Aeroports de Paris SA.*

Outlook and Positioning

The bullish drivers that pushed the equity market upwards in 2017 have set up a solid start to 2018. We believe that 2018 may support “risk-on” market sentiment, but to a lesser degree than in 2017, as we expect fewer

Deutsche Global Infrastructure Fund	5

growth catalysts to maintain the momentum. In this environment, we believe that an allocation to the defensive characteristics of global infrastructure is supported by a strong fundamental backdrop coupled with elevated broader equity market valuations and continued geopolitical uncertainty.

Our outlook for global infrastructure stocks remains positive, as investors continue to be attracted to the stability of the long-term cash flows and growth prospects that the infrastructure universe can deliver. From a positioning standpoint, the Fund’s exposures are primarily driven by stock-specific catalysts, though there are some infrastructure segments where we have a stronger directional view. Specifically, exposure is currently biased toward the Americas pipeline and U.K. segments, while the largest underweights are to the U.S. and European regulated utility areas. Going forward, listed infrastructure companies should benefit from long-term structural drivers such as population growth, increased urbanization, a transition to low-carbon economies and the budget constraints of many national and local governments.

*	Not held in the portfolio as of December 31, 2017.

6	Deutsche Global Infrastructure Fund

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2008.

–	Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

–	Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

–	BS in Business Administration, University of Southern California.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2008.

–	Joined Deutsche Asset Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 1999.

–	BBA, St. Bonaventure University; MBA, University of Chicago.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2011.

–	Joined Deutsche Asset Management in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 2002.

–	BS, Indiana University-Bloomington.

Terms to Know

The MSCI World Index captures large- and mid-cap representation across 23 developed market countries. With 1,652 constituents, the index covers approximately 85% of the free-float-adjusted market capitalization in each country. The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means that the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means that the Fund holds a lower weighting.

Deutsche Global Infrastructure Fund	7

Performance Summary	December 31, 2017 (Unaudited)

Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/17
Unadjusted for Sales Charge	13.23%	7.87%	7.31%
Adjusted for the Maximum Sales Charge (max 5.75% load)	6.72%	6.60%	6.65%
MSCI World Index†	22.40%	11.64%	6.36%
Dow Jones Brookfield Global Infrastructure Index††	15.79%	8.50%	8.23%

Class T	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/17
Unadjusted for Sales Charge	13.23%	7.83%	7.24%
Adjusted for the Maximum Sales Charge (max 2.50% load)	10.40%	7.28%	6.95%
MSCI World Index†	22.40%	11.64%	6.36%
Dow Jones Brookfield Global Infrastructure Index††	15.79%	8.50%	8.23%

Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/17
Unadjusted for Sales Charge	12.45%	7.06%	6.50%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	12.45%	7.06%	6.50%
MSCI World Index†	22.40%	11.64%	6.36%
Dow Jones Brookfield Global Infrastructure Index††	15.79%	8.50%	8.23%

Class R6		1-Year	Life of Class**
Average Annual Total Returns as of 12/31/17
No Sales Charges		13.66%	1.93%
MSCI World Index†		22.40%	7.93%
Dow Jones Brookfield Global Infrastructure Index††		15.79%	1.70%

Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/17
No Sales Charges	13.45%	8.07%	7.53%
MSCI World Index†	22.40%	11.64%	6.36%
Dow Jones Brookfield Global Infrastructure Index††	15.79%	8.50%	8.23%

8	Deutsche Global Infrastructure Fund

Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/17
No Sales Charges	13.61%	8.19%	7.61%
MSCI World Index†	22.40%	11.64%	6.36%
Dow Jones Brookfield Global Infrastructure Index††	15.79%	8.50%	8.23%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 31, 2017 are 1.39%, 1.44%, 2.15%, 1.20%, 1.18% and 1.11% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of Deutsche Global Infrastructure Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Deutsche Global Infrastructure Fund	9

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Deutsche Global Infrastructure Fund commenced operations on June 24, 2008.

**	Class R6 shares commenced operations on August 25, 2014.

†	The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

††	The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
12/31/17	$15.03	$15.04	$14.85	$14.99	$14.97	$14.97
6/5/17 (commencement of operations of Class T)	$—	$15.08	$—	$—	$—	$—
12/31/16	$13.52	$—	$13.35	$13.48	$13.47	$13.46
Distribution Information as of 12/31/17
Income Dividends, Twelve Months	$.27	$.23	$.16	$.32	$.31	$.31

10	Deutsche Global Infrastructure Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Common Stocks	95%	94%
Master Limited Partnerships	3%	4%
Infrastructure Investment Trusts	1%	—
Cash Equivalents	1%	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Utilities	32%	40%
Energy	31%	31%
Industrials	22%	17%
Real Estate	13%	11%
Telecommunication Services	1%	1%
Financials	1%	—
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
United States	48%	51%
Canada	13%	15%
United Kingdom	8%	12%
France	7%	2%
Spain	5%	5%
Australia	5%	5%
Italy	3%	0%
Hong Kong	3%	3%
Japan	2%	2%
India	2%	—
Other	4%	5%
Total	100%	100%

Deutsche Global Infrastructure Fund	11

Ten Largest Equity Holdings at December 31, 2017 (45.7% of Net Assets)		Country	Percent
1	American Tower Corp.	United States	6.1%
	Operator and developer of wireless communications and broadcast towers.
2	Crown Castle International Corp.	United States	5.9%
	Provider of wireless infrastructure
3	VINCI SA	France	5.9%
	Builder of roads, provider of electrical, mechanical and civil engineering and construction services
4	TransCanada Corp.	Canada	4.5%
	Provider of natural gas transmission and power services
5	Ferrovial SA	Spain	4.5%
	Operator and industrial company in a range of sectors including construction, airport, toll road, and municipal services
6	Williams Companies, Inc.	United States	4.4%
	An integrated natural gas company that produces, gathers, processes and transports natural gas
7	National Grid PLC	United Kingdom	3.8%
	Investor owned utility company which distributes gas
8	Pembina Pipeline Corp.	Canada	3.6%
	Transporter, storer and marketer of petroleum products
9	Consolidated Edison, Inc.	United States	3.6%
	Provider of electric utilities
10	Transurban Group	Australia	3.4%
	Owner and operator of urban toll road networks

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

12	Deutsche Global Infrastructure Fund

Investment Portfolio	as of December 31, 2017

	Shares	Value ($)
Common Stocks 94.4%
Australia 5.2%
Macquarie Atlas Roads Group	5,764,148	28,242,149
Sydney Airport (Units)	5,698,178	31,327,970
Transurban Group (Units)	11,282,048	109,498,286

(Cost $134,723,961)		169,068,405

Canada 13.1%
Enbridge, Inc.	2,480,304	97,002,183
Fortis, Inc.	1,778,320	65,233,361
Pembina Pipeline Corp. (a)	3,275,760	118,599,712
TransCanada Corp. (a)	2,999,780	146,003,612

(Cost $363,674,758)		426,838,868

China 0.6%
ENN Energy Holdings Ltd. (Cost $13,287,729)	2,661,240	19,087,365

France 7.4%
Getlink SE	3,826,854	49,250,077
VINCI SA	1,871,440	191,324,194

(Cost $188,938,063)		240,574,271

Germany 0.9%
Fraport AG (Cost $18,875,024)	265,150	29,294,804

Hong Kong 2.5%
Beijing Enterprises Holdings Ltd.	2,836,200	16,840,130
Hong Kong & China Gas Co., Ltd.	33,102,410	64,867,272

(Cost $73,919,257)		81,707,402

Indonesia 0.5%
Sarana Menara Nusantara Tbk PT (Cost $15,575,353)	51,369,807	15,161,255

Italy 2.9%
Snam SpA	16,104,705	78,857,497
Terna Rete Elettrica Nazionale SpA	2,629,700	15,291,396

(Cost $87,135,658)		94,148,893

Japan 2.2%
Japan Airport Terminal Co., Ltd.	685,100	25,420,260
Tokyo Gas Co., Ltd.	2,039,560	46,658,615

(Cost $71,815,108)		72,078,875

The accompanying notes are an integral part of the financial statements.

Deutsche Global Infrastructure Fund	13

	Shares	Value ($)

Mexico 1.1%
Grupo Aeroportuario del Sureste SAB de CV “B”	55,754	1,016,998
Infraestructura Energetica Nova SAB de CV	7,076,775	34,623,561

(Cost $28,580,925)		35,640,559

Netherlands 0.5%
Koninklijke Vopak NV (Cost $15,991,010)	363,315	15,948,265

Spain 5.2%
Cellnex Telecom SA 144A	1,031,830	26,450,614
Ferrovial SA	6,388,680	145,207,822

(Cost $141,433,746)		171,658,436

United Kingdom 7.9%
National Grid PLC	10,494,739	124,027,615
Severn Trent PLC	2,613,659	76,323,905
United Utilities Group PLC	5,167,855	57,806,207

(Cost $277,783,575)		258,157,727

United States 44.4%
American Tower Corp. (REIT)	1,398,430	199,514,008
American Water Works Co., Inc.	803,717	73,532,068
Aqua America, Inc.	430,820	16,901,069
Atmos Energy Corp.	354,225	30,424,385
Cheniere Energy, Inc.*	1,669,101	89,864,398
Consolidated Edison, Inc.	1,367,050	116,130,897
Crown Castle International Corp. (REIT)	1,738,388	192,978,452
Edison International	919,600	58,155,504
Kinder Morgan, Inc.	5,398,874	97,557,653
NiSource, Inc.	3,040,758	78,056,258
ONEOK, Inc.	1,268,970	67,826,447
PG&E Corp.	1,181,749	52,977,808
SBA Communications Corp. (REIT)*	163,262	26,670,480
Sempra Energy	975,747	104,326,869
Targa Resources Corp.	895,149	43,343,115
Union Pacific Corp.	242,300	32,492,430
Waste Management, Inc.	278,540	24,038,002
Williams Companies, Inc.	4,692,049	143,060,574

(Cost $1,186,159,112)		1,447,850,417

Total Common Stocks (Cost $2,617,893,279)		3,077,215,542

The accompanying notes are an integral part of the financial statements.

14	Deutsche Global Infrastructure Fund

	Shares	Value ($)
Master Limited Partnerships 3.4%
United States
Antero Midstream GP LP (a)	1,216,328	23,985,988
Enbridge Energy Partners LP (a)	413,153	5,705,643
Enterprise Products Partners LP	624,800	16,563,448
Fairway Energy LP (Units), 144A*(b)	6,190,000	49,598,143
Plains All American Pipeline LP	800,400	16,520,256

Total Master Limited Partnerships (Cost $128,421,296)		112,373,478

Infrastructure Investment Trusts 1.4%
India
India Grid Trust (Units), 144A	17,156,286	25,261,248
IRB InvIT Fund (Units), 144A	14,435,000	19,893,140

Total Infrastructure Investment Trust (Cost $49,224,099)		45,154,388

Securities Lending Collateral 2.4%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (c) (d) (Cost $76,751,142)	76,751,142	76,751,142

Cash Equivalents 0.6%
Deutsche Central Cash Management Government Fund, 1.30% (c) (Cost $19,327,198)	19,327,198	19,327,198

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $2,891,617,014)	102.2	3,330,821,748
Other Assets and Liabilities, Net	(2.2)	(72,436,897)

Net Assets	100.0	3,258,384,851

*	Non-income producing security.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $73,719,450, which is 2.3% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Deutsche Global Infrastructure Fund	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$169,068,405	$—	$169,068,405
Canada	426,838,868	—	—	426,838,868
China	—	19,087,365	—	19,087,365
France	—	240,574,271	—	240,574,271
Germany	—	29,294,804	—	29,294,804
Hong Kong	—	81,707,402	—	81,707,402
Indonesia	—	15,161,255	—	15,161,255
Italy	—	94,148,893	—	94,148,893
Japan	—	72,078,875	—	72,078,875
Mexico	35,640,559	—	—	35,640,559
Netherlands	—	15,948,265	—	15,948,265
Spain	—	171,658,436	—	171,658,436
United Kingdom	—	258,157,727	—	258,157,727
United States	1,447,850,417	—	—	1,447,850,417
Master Limited Partnerships	62,775,335	—	49,598,143	112,373,478
Infrastructure Investment Trusts	—	45,154,388	—	45,154,388
Short-Term Investments (a)	96,078,340	—	—	96,078,340
Total	$2,069,183,519	$1,212,040,086	$49,598,143	$3,330,821,748

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(a)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

16	Deutsche Global Infrastructure Fund

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments, for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of December 31, 2016	58,338,101
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	(8,739,958)
Amortization of premium/accretion of discount	—
Purchases	—
(Sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of December 31, 2017	49,598,143
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	(8,739,958)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/17	Valuation Technique(s)	Unobservable Input
Master Limited Partnership:
Crude Oil & Refined Products	$49,598,143	Market Approach	Last significantly Traded Price Adjusted for Proxy -Alerian MLP Infrastructure Index

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last significantly traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Deutsche Global Infrastructure Fund	17

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $2,795,538,674) — including $73,719,450 of securities loaned	$3,234,743,408
Investment in Deutsche Government & Agency Securities Portfolio (cost $76,751,142)*	76,751,142
Investment in Deutsche Central Cash Management Government Fund (cost $19,327,198)	19,327,198
Cash	4,301,291
Foreign currency, at value (cost $658,593)	556,517
Receivable for investments sold	3,916,605
Receivable for Fund shares sold	4,296,077
Dividends receivable	9,831,501
Interest receivable	71,241
Foreign taxes recoverable	288,808
Other assets	89,557
Total assets	3,354,173,345

Liabilities
Payable upon return of securities loaned	76,751,142
Payable for investments purchased	6,745,778
Payable for Fund shares redeemed	6,538,305
Accrued management fee	2,480,547
Accrued Directors’ fees	73,409
Other accrued expenses and payables	3,199,313
Total liabilities	95,788,494
Net assets, at value	$3,258,384,851

Net Assets Consist of
Undistributed net investment income	33,358,533
Net unrealized appreciation (depreciation) on:
Investments	439,204,734
Foreign currency	37,192
Accumulated net realized gain (loss)	(182,438,891)
Paid-in capital	2,968,223,283
Net assets, at value	$3,258,384,851

*Represents	collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

18	Deutsche Global Infrastructure Fund

Statement of Assets and Liabilities as of December 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($510,982,864 ÷ 33,989,397 shares of capital stock outstanding, $.01 par value, 350,000,000 shares authorized)	$15.03
Maximum offering price per share (100 ÷ 94.25 of $15.03)	$15.95
Class T
Net Asset Value offering and redemption price per share ($10,132 ÷ 673.6 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$15.04
Maximum offering price per share (100 ÷ 97.50 of $15.04)	$15.43
Class C
Net Asset Value offering and redemption price per share ($511,256,131 ÷ 34,427,325 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$14.85
Class R6
Net Asset Value offering and redemption price per share ($2,664,351 ÷ 177,772 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$14.99
Class S
Net Asset Value offering and redemption price per share ($1,532,836,029 ÷ 102,363,848 shares of capital stock outstanding, $.01 par value, 500,000,000 shares authorized)	$14.97
Institutional Class
Net Asset Value offering and redemption price per share ($700,635,344 ÷ 46,812,313 shares of capital stock outstanding, $.01 par value, 250,000,000 shares authorized)	$14.97

The accompanying notes are an integral part of the financial statements.

Deutsche Global Infrastructure Fund	19

Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $5,783,069)	$122,478,106
Income distributions — Deutsche Central Cash Management Government Fund	320,929
Securities lending income, net of borrower rebates	1,130,878
Total income	123,929,913
Expenses:
Management fee	31,146,376
Administration fee	3,502,443
Services to shareholders	4,759,182
Distribution and service fees	7,236,991
Custodian fee	436,057
Professional fees	149,607
Reports to shareholders	228,973
Registration fees	161,496
Directors’ fees and expenses	179,311
Other	249,103
Total expenses before expense reductions	48,049,539
Expense reductions	(2)
Total expenses after expense reductions	48,049,537
Net investment income	75,880,376

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	155,109,044
Foreign currency	(512,567)
154,596,477
Change in net unrealized appreciation (depreciation) on:
Investments	210,216,717
Foreign currency	113,045
210,329,762
Net gain (loss)	364,926,239
Net increase (decrease) in net assets resulting from operations	$440,806,615

The accompanying notes are an integral part of the financial statements.

20	Deutsche Global Infrastructure Fund

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income	$75,880,376	$63,072,016
Net realized gain (loss)	154,596,477	(29,982,801)
Change in net unrealized appreciation (depreciation)	210,329,762	249,638,762
Net increase (decrease) in net assets resulting from operations	440,806,615	282,727,977
Distributions to shareholders from:
Net investment income:
Class A	(10,249,368)	(9,791,755)
Class T*	(156)	—
Class C	(5,950,318)	(3,870,958)
Class R6	(56,482)	(22,395)
Class S	(33,973,771)	(15,755,669)
Institutional Class	(14,866,771)	(8,954,684)
Total distributions	(65,096,866)	(38,395,461)
Fund share transactions:
Proceeds from shares sold	1,151,281,164	1,143,161,034
Reinvestment of distributions	57,530,123	33,864,279
Payments for shares redeemed	(1,795,941,553)	(1,892,812,343)
Redemption fees	581	34,152
Net increase (decrease) in net assets from Fund share transactions	(587,129,685)	(715,752,878)
Increase (decrease) in net assets	(211,419,936)	(471,420,362)
Net assets at beginning of period	3,469,804,787	3,941,225,149
Net assets at end of period (including undistributed net investment income of $33,358,533 and $22,555,598, respectively)	$3,258,384,851	$3,469,804,787

*	For the period from June 5, 2017 (commencement of operations of Class T) to December 31, 2017.

The accompanying notes are an integral part of the financial statements.

Deutsche Global Infrastructure Fund	21

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$13.52	$12.63	$14.97	$13.43	$11.84
Income (loss) from investment operations:
Net investment income[a]	.28	.23	.20	.20	.22
Net realized and unrealized gain (loss)	1.50	.80	(2.35)	2.20	1.90
Total from investment operations	1.78	1.03	(2.15)	2.40	2.12
Less distributions from:
Net investment income	(.27)	(.14)	(.17)	(.17)	(.19)
Net realized gains	—	—	(.02)	(.69)	(.34)
Total distributions	(.27)	(.14)	(.19)	(.86)	(.53)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$15.03	$13.52	$12.63	$14.97	$13.43
Total Return (%)[b]	13.23	8.11	(14.40)	17.95	18.19 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	511	901	1,077	1,615	820
Ratio of expenses before expense reductions (%)	1.40	1.39	1.38	1.37	1.42
Ratio of expenses after expense reductions (%)	1.40	1.39	1.38	1.37	1.41
Ratio of net investment income (%)	1.95	1.70	1.39	1.37	1.74
Portfolio turnover rate (%)	68	86	136	114	132

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

22	Deutsche Global Infrastructure Fund

	Period Ended
Class T	12/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$15.08
Income (loss) from investment operations:
Net investment income[b]	.15
Net realized and unrealized gain (loss)	.04
Total from investment operations	.19
Less distributions from:
Net investment income	(.23)
Net asset value, end of period	$15.04
Total Return (%)[c,d]	1.31	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.36	*
Ratio of expenses after expense reductions (%)	1.32	*
Ratio of net investment income (%)	1.75	*
Portfolio turnover rate (%)	68	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to December 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

*	Annualized

**	Not annualized

Deutsche Global Infrastructure Fund	23

	Years Ended December 31,
Class C	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$13.35	$12.52	$14.88	$13.40	$11.86
Income (loss) from investment operations:
Net investment income[a]	.20	.13	.09	.09	.13
Net realized and unrealized gain (loss)	1.46	.78	(2.32)	2.19	1.88
Total from investment operations	1.66	.91	(2.23)	2.28	2.01
Less distributions from:
Net investment income	(.16)	(.08)	(.11)	(.11)	(.13)
Net realized gains	—	—	(.02)	(.69)	(.34)
Total distributions	(.16)	(.08)	(.13)	(.80)	(.47)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$14.85	$13.35	$12.52	$14.88	$13.40
Total Return (%)[b]	12.45	7.26	(15.01)	17.07	17.21 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	511	601	694	884	378
Ratio of expenses before expense reductions (%)	2.15	2.15	2.15	2.13	2.19
Ratio of expenses after expense reductions (%)	2.15	2.15	2.15	2.13	2.18
Ratio of net investment income (%)	1.38	.95	.66	.59	1.00
Portfolio turnover rate (%)	68	86	136	114	132

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

24	Deutsche Global Infrastructure Fund

	Years Ended December 31,				Period Ended
Class R6	2017	2016		2015	12/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$13.48	$12.57		$14.91	$15.59
Income (loss) from investment operations:
Net investment income[b]	.37	.31		.29	.15
Net realized and unrealized gain (loss)	1.46	.77		(2.40)	(.05)
Total from investment operations	1.83	1.08		(2.11)	.10
Less distributions from:
Net investment income	(.32)	(.17)		(.21)	(.11)
Net realized gains	—	—		(.02)	(.67)
Total distributions	(.32)	(.17)		(.23)	(.78)
Redemption fees	.00 ***	.00	***	.00 ***	.00	***
Net asset value, end of period	$14.99	$13.48		$12.57	$14.91
Total Return (%)	13.66	8.58	[c]	(14.22)[c]	.69	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2		1	.1
Ratio of expenses before expense reductions (%)	1.04	1.20		1.51	1.06	*
Ratio of expenses after expense reductions (%)	1.04	1.03		1.15	1.06	*
Ratio of net investment income (%)	2.53	2.26		2.10	3.32	*
Portfolio turnover rate (%)	68	86		136	114	[d]

[a]	For the period from August 25, 2014 (commencement of operations) to December 31, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2014.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Deutsche Global Infrastructure Fund	25

	Years Ended December 31,
Class S	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$13.47	$12.58	$14.91	$13.37	$11.80
Income (loss) from investment operations:
Net investment income[a]	.35	.26	.22	.23	.24
Net realized and unrealized gain (loss)	1.46	.79	(2.33)	2.19	1.88
Total from investment operations	1.81	1.05	(2.11)	2.42	2.12
Less distributions from:
Net investment income	(.31)	(.16)	(.20)	(.19)	(.21)
Net realized gains	—	—	(.02)	(.69)	(.34)
Total distributions	(.31)	(.16)	(.22)	(.88)	(.55)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$14.97	$13.47	$12.58	$14.91	$13.37
Total Return (%)	13.45	8.33	(14.22)	18.19	18.28 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,533	1,328	1,405	2,483	1,014
Ratio of expenses before expense reductions (%)	1.19	1.18	1.20	1.18	1.25
Ratio of expenses after expense reductions (%)	1.19	1.18	1.20	1.18	1.24
Ratio of net investment income (%)	2.42	1.93	1.55	1.52	1.90
Portfolio turnover rate (%)	68	86	136	114	132

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

26	Deutsche Global Infrastructure Fund

	Years Ended December 31,
Institutional Class	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$13.46	$12.58	$14.90	$13.37	$11.79
Income (loss) from investment operations:
Net investment income[a]	.36	.27	.24	.24	.26
Net realized and unrealized gain (loss)	1.46	.79	(2.33)	2.19	1.89
Total from investment operations	1.82	1.06	(2.09)	2.43	2.15
Less distributions from:
Net investment income	(.31)	(.18)	(.21)	(.21)	(.23)
Net realized gains	—	—	(.02)	(.69)	(.34)
Total distributions	(.31)	(.18)	(.23)	(.90)	(.57)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$14.97	$13.46	$12.58	$14.90	$13.37
Total Return (%)	13.61	8.38	(14.09)	18.26	18.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	701	638	763	1,070	480
Ratio of expenses (%)	1.13	1.11	1.09	1.09	1.10
Ratio of net investment income (%)	2.43	1.97	1.70	1.61	2.01
Portfolio turnover rate (%)	68	86	136	114	132

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

Deutsche Global Infrastructure Fund	27

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Infrastructure Fund (the “Fund”) is a non-diversified series of Deutsche Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

28	Deutsche Global Infrastructure Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Deutsche Global Infrastructure Fund	29

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as common stock and master limited partnerships in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

30	Deutsche Global Infrastructure Fund

Remaining Contractual Maturity of the Agreements as of December 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Common Stocks	$67,793,495	$—	$—	$—	$67,793,495
Master Limited Partnerships	8,957,647	—	—	—	8,957,647
Total Borrowings	$76,751,142	$—	$—	$—	$76,751,142
Gross amount of recognized liabilities for securities lending transactions					$76,751,142

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2017, the Fund had net tax basis capital loss carryforwards of approximately $125,253,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

Deutsche Global Infrastructure Fund	31

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax return for the prior three years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$33,426,077
Capital loss carryforwards	$(125,253,000)
Net unrealized appreciation (depreciation) on investments	$382,019,138

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $2,948,802,610. The net unrealized appreciation for all investments based on tax cost was $382,019,138. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $498,442,182 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $116,423,044.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$65,096,866	$38,395,461

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

32	Deutsche Global Infrastructure Fund

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $2,337,697,385 and $2,854,283,485, respectively.

Deutsche Global Infrastructure Fund	33

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

RREEF America L.L.C. (“RREEF”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2 billion of the Fund’s average daily net assets	.900%
Next $2 billion of such net assets	.875%
Next $2 billion of such net assets	.825%
Next $2 billion of such net assets	.775%
Over $8 billion of such net assets	.750%

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.89% of the Fund’s average daily net assets.

For the period from January 1, 2017 through April 30, 2017 and for the period from May 1, 2017 through April 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.09% and 1.11%, respectively, for Class R6 shares.

34	Deutsche Global Infrastructure Fund

For the period from January 1, 2017 and from June 5, 2017 (commencement of operations) for Class T shares through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of certain classes as follows:

Class A	1.43%
Class T	1.43%
Class C	2.18%
Class S	1.28%
Institutional Class	1.18%

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.40%
Class T	1.40%
Class C	2.15%
Class S	1.25%
Class Institutional	1.15%

For the period from June 5, 2017 (commencement of operations) to December 31, 2017 for Class T shares, fees waived and/or expenses reimbursed were $2.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $3,502,443, of which $278,638 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017 and for the period from June 5, 2017 (commencement

Deutsche Global Infrastructure Fund	35

of operations) to December 31, 2017 for Class T shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2017

Class A	$42,159	$9,528
Class T	10	5
Class C	22,734	5,596
Class R6	277	94
Class S	49,898	13,223
Institutional Class	17,366	4,662
	$132,444	$33,108

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2017
Class C	$4,256,015	$328,099

In addition, DDI provides information and administration services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2017 and for the period from June 5, 2017 (commencement of operations) to December 31, 2017 for Class T shares, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2017	Annual Rate
Class A	$1,558,650	$331,774	.25%
Class T	9	5	.15%
Class C	1,422,317	332,452	.25%
	$2,980,976	$664,231

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2017 aggregated $115,295.

36	Deutsche Global Infrastructure Fund

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended December 31, 2017, the CDSC for Class C shares aggregated $34,346. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2017, DDI received $10,888 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,662, of which $8,456 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of

Deutsche Global Infrastructure Fund	37

the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	6,266,122	$89,840,067	14,774,487	$201,549,430
Class T*	664	$10,000	—	—
Class C	2,234,246	$31,946,958	5,029,980	67,601,734
Class R6	42,710	$620,780	103,099	1,401,334
Class S	51,910,424	$739,122,858	42,448,881	576,853,240
Institutional Class	19,886,653	$289,740,501	22,271,180	295,755,296
		$1,151,281,164		$1,143,161,034

Shares issued to shareholders in reinvestment of distributions
Class A	645,145	$9,543,751	666,912	$9,339,948
Class T*	10.5	$156	—	—
Class C	352,774	$5,174,032	235,874	3,266,970
Class R6	2,112	$31,194	651	8,903
Class S	1,935,412	$28,527,650	912,942	12,704,301
Institutional Class	967,253	$14,253,340	614,080	8,544,157
		$57,530,123		$33,864,279

Shares redeemed
Class A	(39,532,013)	$(562,187,109)	(34,149,574)	$(458,757,418)
Class C	(13,139,419)	$(189,210,876)	(15,713,378)	(209,047,741)
Class R6	(38,644)	$(558,671)	(20,416)	(278,461)
Class S	(50,103,396)	$(731,336,192)	(56,500,504)	(743,557,329)
Institutional Class	(21,456,038)	$(312,648,705)	(36,171,158)	(481,171,394)
		$(1,795,941,553)		$(1,892,812,343)

Redemption fees		581		$34,152

38	Deutsche Global Infrastructure Fund

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	(32,620,746)	$(462,803,162)	(18,708,175)	$(247,864,273)
Class T*	674	$10,156	—	—
Class C	(10,552,399)	$(152,089,515)	(10,447,524)	(138,178,373)
Class R6	6,178	$93,307	83,334	1,131,786
Class S	3,742,440	$36,314,316	(13,138,681)	(153,977,700)
Institutional Class	(602,132)	$(8,654,787)	(13,285,898)	(176,864,318)
		$(587,129,685)		$(715,752,878)

*	For the period from June 5, 2017 (commencement of operations of Class T) to December 31, 2017.

F. Global Infrastructure Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance. The Fund invests primarily in the securities of infrastructure-related companies, and will therefore be susceptible to adverse economic, business, regulatory or other occurrences affecting infrastructure-related companies. Infrastructure related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.

Deutsche Global Infrastructure Fund	39

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and Shareholders of Deutsche Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Infrastructure Fund (one of the funds constituting Deutsche Global/International Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

40	Deutsche Global Infrastructure Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2018	PricewaterhouseCoopers LLP

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

Deutsche Global Infrastructure Fund	41

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class T shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

42	Deutsche Global Infrastructure Fund

Expenses and Value of a $ 1,000 Investment for the six months ended December 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,032.20	$1,032.20	$1,028.60	$1,034.30	$1,032.90	$1,033.90
Expenses Paid per $1,000*	$6.92	$6.71	$10.94	$5.33	$6.20	$5.74

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,018.40	$1,018.60	$1,014.42	$1,019.96	$1,019.11	$1,019.56
Expenses Paid per $1,000*	$6.87	$6.67	$10.87	$5.30	$6.16	$5.70

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Deutsche Global Infrastructure Fund	1.35%	1.31%	2.14%	1.04%	1.21%	1.12%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Deutsche Global Infrastructure Fund	43

Tax Information	(Unaudited)

For corporate shareholders, 44% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $142,473,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $2,479,051 and earned $59,885,316 of foreign source income during the year ended. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.17 per share as income earned from foreign sources for the year ended December 31, 2017.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

44	Deutsche Global Infrastructure Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche Global Infrastructure Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2017.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

Deutsche Global Infrastructure Fund	45

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective

46	Deutsche Global Infrastructure Fund

manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages an institutional account comparable to the Fund, but that Deutsche AM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such

Deutsche Global Infrastructure Fund	47

differences made comparison difficult. The Board noted that, in connection with the 2013, 2014 and 2015 contract renewal processes, DIMA agreed to implement new management fee breakpoints.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public

48	Deutsche Global Infrastructure Fund

relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Deutsche Global Infrastructure Fund	49

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—

50	Deutsche Global Infrastructure Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Global Infrastructure Fund	51

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

52	Deutsche Global Infrastructure Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management

Deutsche Global Infrastructure Fund	53

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

54	Deutsche Global Infrastructure Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting“ at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche Global Infrastructure Fund	55

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	TOLLX	TOLTX	TOLCX	TOLSX	TOLIX
CUSIP Number	25156A 874	25156A 577	25156A 866	25156A 809	25156A 858
Fund Number	456	1756	756	2156	1456

For shareholders of R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click “Retirement Plans” to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	TOLZX
CUSIP Number	25156A 718
Fund Number	1656

56	Deutsche Global Infrastructure Fund

Notes

DRGIF-2

(R-025785-7 2/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche global infrastructure Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$73,445	$0	$0	$15,000
2016	$71,582	$0	$0	$1,500

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$15,000	$0	$0	$15,000
2016	$1,500	$52,339	$0	$53,839

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

1.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter.

2.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated January 12, 2018, PwC informed the Audit Committee that PwC had identified circumstances where (1) a covered person within PwC that provided non-audit services to an entity within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X maintained a financial relationship with an investment company within the investment company complex in contradiction of Rule 2-01(c)(1)(i)(A) of Regulation S-X and (2) PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the investment company complex that are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

Covered Person Matter: In its January 12, 2018 letter, PwC advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, PwC concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within its audit of the financial statements of the Fund. In the letter, PwC also affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In assessing this matter, PwC indicated that, upon detection of the breach, the PwC covered person was removed from the non-audit engagement and that, among other things, the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve a professional who was part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (iii) involved a professional whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iv) involved a professional that did not provide any consultation to the audit engagement team of the Fund.

Loan Rule Matter: The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its January 12, 2018 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that PwC has concluded that with regard to its compliance with the independence criteria set out in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria, and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, (i) PwC’s belief that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Infrastructure Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	3/1/2018